CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS NOT MATERIAL AND (I) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED OR (II) IS INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH INFORMATION HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
AMENDMENT TO DISTRIBUTION AGREEMENT
This Amendment (this “Amendment”) to the Existing Agreement (as hereinafter defined), is made by and between ZO Skin Health, Inc., a California corporation, having its principal place of business at 9685 Research Drive, Irvine, CA 92618 (“ZO SKIN HEALTH”), and Cutera, Inc., a Delaware corporation, having its principal place of business at 3240 Bayshore Blvd., Brisbane, CA 94005 (“Distributor,” and together with ZO SKIN HEALTH, the “Parties,” and each, a “Party”), effective as of January 1, 2022 (“Amendment Effective Date”).

WHEREAS, the Parties have entered into a Distribution Agreement, dated August 5, 2013 (the “Agreement”), as amended by an amendment effective August 21, 2013 (the “August 2013 Amendment”), an amendment effective January 25, 2021 (the “January 2021 Amendment”), and an amendment effective June 14, 2021 (the “June 2021 Amendment”). The Agreement as amended by the August 2013 Amendment, the January 2021 Amendment and the June 2021 Amendment are collectively referred to herein as the “Existing Agreement”.

WHEREAS, the Parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.
2.Amendments to the Existing Agreement. As of the Amendment Effective Date, the Existing Agreement is hereby amended and modified as follows:
(a)Section 4.1. of the Existing Agreement is hereby modified by adding the following as Section 4.4(e):
“(e) 2022 Minimum Sales Requirement. For calendar year 2022, Distributor must achieve in-Territory sales of Products and Related Products of at least XXX% of Distributor’s actual in-Territory sales of Products and Related Products for the 2021 calendar year (the “2022 Minimum Sales Requirement”). Should Distributor fail to achieve the 2022 Minimum Sales Requirement, the Parties shall follow the procedures set forth in Section 4.1(c) of the Existing Agreement as if Distributor failed to achieve a Minimum Purchase Requirement, and the Parties shall have the same rights and obligations as set forth therein in connection with such failure to achieve the 2022 Minimum Sales Requirement.”
(b)Section 4.4. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:
“4.4.    Business Plan and Reporting.

(a)Business Plan. By March 1, 2022, Distributor shall provide to ZO SKIN HEALTH a business plan (“Business Plan”) for the promotion, marketing, distribution and sale of Products and Related Products in the Territory during the calendar year of this Amendment. A Business Plan for each subsequent year shall be provided to ZO by October 1st of the preceding year. The Business Plan shall include, at a minimum, those items set forth in Exhibit E, which may be modified unilaterally by ZO SKIN HEALTH upon written notice to Distributor.
(b)Reporting. Not later than the tenth business day of each calendar month, Distributor shall provide ZO SKIN HEALTH with updated in-market activity containing sales by account and sales by Product/SKU data for the prior calendar month. Following the end of each calendar year during the term of this Agreement, but no later than February 15th of the following year, Distributor shall send to ZO SKIN HEALTH a report containing sell in and sell through data by country, to be approved by ZO SKIN HEALTH.”
(c)Section 4.8. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:
“4.8.     Quarterly Notices, Reports and Forecasts. Distributor shall provide ZO SKIN HEALTH with at least three (3) months’ prior notice of all in-market Product and Related Product campaigns and shall provide ZO SKIN HEALTH with such reports of its other activities, competitor activities, and other information regarding the Products and Related Products and the markets for them in the Territory in such detail and with such frequency as ZO SKIN HEALTH shall reasonably require from time to time. In order to help ZO SKIN HEALTH provide inventory on a timely and consistent basis to Distributor, Distributor agrees to provide to ZO SKIN HEALTH on a quarterly basis, a binding three (3) month rolling forward minimum unit-based shipping forecast, as well as an estimated twelve (12) month rolling forecast of Distributor’s projected purchase orders on the form attached hereto as Exhibit B, which form, including the information to be contained therein, may be amended by ZO from time to time. Distributor’s provision of the above-mentioned estimated forecast shall not be interpreted as a commitment from Distributor to buy any Products or Related Products in excess of Distributor’s Minimum Purchase Requirement, unless otherwise agreed to in writing by the Parties; provided, that, ZO may refuse to ship Products to Distributor, in ZO’s sole discretion, in the event they exceed any forecast in order to ensure availability of Products to other territories, including the United States.”
(d)Section 4.10. of the Existing Agreement is hereby deleted in its entirety and replaced with the following:
“4.10.    Free Goods and Discounts. During the term of this Agreement, ZO SKIN HEALTH will provide to Distributor: (a) XXX% of Net Sales worth as Free Goods and Related Products and collaterals; and (b) a XXX% discount on the Distributor Purchase Prices of Products and Related Products set forth in Exhibit A-1. Free Goods allowances and discounts will be calculated on each order and shall not roll-over from one order to the next, or form one year to the next.
In addition to the foregoing, for calendar year 2022 only, ZO SKIN HEALTH will provide Distributor with a one-time, incremental discount in the aggregate of $XXX, which shall be calculated as an incremental XXX% discount on Distributor’s first $XXX of purchases made in 2022 for ZO SKIN HEALTH Products and Related Products.”
(e)Exhibit A of the Existing Agreement is hereby deleted in its entirety and replaced with Exhibit A as attached hereto.
3.Date of Effectiveness; Limited Effect. This Amendment will become effective as of the Amendment Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Amendment Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Existing Agreement, will mean and be a reference to the Existing Agreement as amended by this Amendment.
4.Miscellaneous.
(a)This Amendment is governed by and construed in accordance with, the laws of the State of California, without regard to the conflict of laws provisions of such State.
(b)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.
(c)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
(d)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.
(e)This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

[REMAINDER OF THIS SECTION SHALL REMAIN BLANK]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

ZO SKIN HEALTH, INC.

CUTERA, INC.

EXHIBIT A

PRODUCTS, TERRITORY, MINIMUMS

A.Products. Attached hereto as Exhibit A-1 shall be a list of the ZO Skin Health products subject to this Distribution Agreement. This product list is non-exhaustive and is subject to modification and change at the sole discretion of ZO at any time pursuant to the terms of this Agreement; further, travel size versions of the foregoing may be available at pricing to be provided by ZO from time to time. Additionally, pricing specified in Exhibit A-1 will be then current pricing at the time the list is provided to Distributor. Pricing is subject to change at ZO’s sole discretion pursuant to the terms of this Agreement.

B.Territory. The territory shall be Japan and any other territory designated by ZO in writing and agreed to by distributor for the exercise of Distributor’s rights and obligations in the Distributor Agreement.

C.Distributor Minimum Purchase Requirements. Distributor Minimum Purchase Requirements of Products within the Territory shall be:

Year	Minimum Purchase Requirement
2021	$XXX
2022	$XXX
2023 and beyond	$XXX

ZO’s remedies for Distributor’s failure to meet the Minimum Purchase Requirements of Products and Related Products are set forth in Section 4.1 of this Agreement. The above dollar amounts refer to United States Currency.

EXHIBIT A-1
PRODUCT LIST

ITEM NO.	PRODUCT DESCRIPTION	SIZE	Suggested Retail Price	Suggested Price to Customers	DISTRIBUTOR PRICE
GETTING SKIN READY®
962000	Exfoliating Cleanser Normal to Oily	200 mL / 6.7 Fl. Oz.	$XXX	$XXX	$XXX
965000	Hydrating Cleanser Normal to Dry	200 mL / 6.7 Fl. Oz.	$XXX	$XXX	$XXX
900300	Gentle Cleanser All Skin Types	200 mL / 6.7 Fl. Oz.	$XXX	$XXX	$XXX
900400	Exfoliating Polish	65 g / 2.3 Oz.	$XXX	$XXX	$XXX
900500	Dual Action Scrub	116 g / 4 Oz	$XXX	$XXX	$XXX
928000	Complexion Renewal Pads	60 Pads	$XXX	$XXX	$XXX
900800	Oil Control Pads	60 Pads	$XXX	$XXX	$XXX
920500	Calming Toner pH Balancer	180 mL / 6 Fl. Oz.	$XXX	$XXX	$XXX
PREVENT + CORRECT
905400	Pigment Control Crème (4% HQ)	80 mL / 2.7 Fl. Oz.	$XXX	$XXX	$XXX
906000	Pigment Control + Brightening Crème (4% HQ + 20% Vit C)	81 mL / 2.8 Fl. Oz.	$XXX	$XXX	$XXX
905700	Pigment Control & Blending Crème (4% HQ)	80 mL / 2.7 Fl. Oz.	$XXX	$XXX	$XXX
904200	Daily Power Defense	50 mL / 1.7 Fl. Oz.	$XXX	$XXX	$XXX
904400	Growth Factor Serum	30 mL / 1 Fl. Oz.	$XXX	$XXX	$XXX
912700	Firming Serum	47 mL / 1.6 Fl. Oz.	$XXX	$XXX	$XXX
918400	Wrinkle + Texture Repair	50 mL / 1.7 FL. Oz	$XXX	$XXX	$XXX

904000	Radical Night Repair	60 mL / 2 Fl. Oz.	$XXX	$XXX	$XXX
904000	10% Vitamin C	50 mL / 1.7 Oz.	$XXX	$XXX	$XXX
905200	Exfoliation Accelerator	50 mL /1.7 FL. Oz	$XXX	$XXX	$XXX
941800	Instant Pore Refiner	29 g / 1 Oz.	$XXX	$XXX	$XXX
905100	Enzymatic Peel	50 mL / 1.7 Oz.	$XXX	$XXX	$XXX
940700	Brightalive®	50 mL / 1.7 Oz.	$XXX	$XXX	$XXX
950500	Retinol Skin Brightener (1%)	50 mL /1.7 FL. Oz	$XXX	$XXX	$XXX
950300	Retinol Skin Brightener (0.5%)	50 mL /1.7 FL. Oz	$XXX	$XXX	$XXX
950400	Retinol Skin Brightener (0.25%)	50 mL /1.7 FL. Oz	$XXX	$XXX	$XXX
907000	Acne Control	60 mL / 2 Fl. Oz.	$XXX	$XXX	$XXX
930700	Complexion Clearing Masque	85 g / 3 Oz.	$XXX	$XXX	$XXX
907100	Correct & Conceal Acne Treatment - Light	2.3 g / .09 Oz	$XXX	$XXX	$XXX
907200	Correct & Conceal Acne Treatment - Medium	2.3 g / .09 Oz	$XXX	$XXX	$XXX
907400	Rozatrol®	50 mL / 1.7 Oz.	$XXX	$XXX	$XXX
PROTECT
919300	Sunscreen + Primer SPF 30	30 mL / 1 Fl. Oz.	$XXX	$XXX	$XXX
902700	Smart Tone Broad Spectrum SPF 50	45 mL / 1.5 Fl. Oz.	$XXX	$XXX	$XXX
902400	Daily Sheer Broad Spectrum SPF 50	45 mL / 1.5 Fl. Oz.	$XXX	$XXX	$XXX
903400	Broad Spectrum Sunscreen SPF 50	118 g / 4 Fl. Oz.	$XXX	$XXX	$XXX
972400	Sunscreen + Powder SPF 30 - Light	2.7 g / 0.09 Oz.	$XXX	$XXX	$XXX
972500	Sunscreen + Powder SPF 30 - Medium	2.7 g / 0.09 Oz.	$XXX	$XXX	$XXX

972600	Sunscreen + Powder SPF 30 – Deep	2.7 g / 0.09 Oz.	$XXX	$XXX	$XXX
SUPPLEMENTARY
950200	Renewal Crème	50 mL / 1.7 Fl. Oz.	$XXX	$XXX	$XXX
950100	Recovery Crème	50 mL / 1.7 Fl. Oz.	$XXX	$XXX	$XXX
915300	Hydrating Crème	113 g / 4 Oz.	$XXX	$XXX	$XXX
907700	Cellulite Control	150 g / 5.3 Oz.	$XXX	$XXX	$XXX
907600	Body Emulsion	240 mL / 8 Fl Oz.	$XXX	$XXX	$XXX
907900	Intense Eye Repair	15 mL / 0.5 Fl. Oz.	$XXX	$XXX	$XXX
918300	Eye Brightening Crème	15 g / 0.5 Oz.	$XXX	$XXX	$XXX
940300	Growth Factor Eye Serum	15 mL / 0.5 Fl. Oz.	$XXX	$XXX	$XXX
PROGRAMS + KITS
912100	Daily Skincare Program	4 Product Regimen	$XXX	$XXX	$XXX
926400	Anti-Aging Program	5 Product Regimen	$XXX	$XXX	$XXX
926300	Aggressive Anti-Aging Program	6 Product Regimen	$XXX	$XXX	$XXX
909400	Skin Normalizing System	5 Product Regimen	$XXX	$XXX	$XXX
926500	Complexion Clearing Program	5 Product Regimen	$XXX	$XXX	$XXX
969000	Skin Brightening Program	5 Product Regimen	$XXX	$XXX	$XXX
973330	Skin Brightening Program + Texture	4 Product Regimen	$XXX	$XXX	$XXX
913100	3 Step Peel	6 peels	$XXX	$XXX	$XXX
910500	ZO® Controlled Depth Peel® Kit	12 peels	$XXX	$XXX	$XXX
* This product list is non-exhaustive and is subject to modification and change at the sole discretion of ZO.

EXHIBIT B

PURCHASE ORDER AND ROLLING FORECAST FORM
[To be provided by ZO SKIN HEALTH from time to time.]

* Note: Forms are subject to change.

EXHIBIT E
BUSINESS PLAN GUIDELINES
1.Distributor Mission Statement

2.ZO Brand Positioning in the market and in the Distributors product line, including all Distributor product and service offerings, whether by Distributor or its affiliates

3.Currently Targeted Sales Channels – XXX

4.Financial Summary
◦Including without limitation XXX

5.Strategy
◦XXX

6.Market Analysis
◦XXX
◦Current number of XXX
◦Distributor estimation of XXX

7.Business Expansion Strategy
◦XXX

8.Operations
◦Distribution Center and all information pertaining to operations

9.Management Structure

10.Organizational Structure
◦XXX

If the Distributor’s Territory includes more than one country, the above information shall be provided separately for each country.
* ZO may update these Business Plan Guidelines from time to time.

EXHIBIT G
MONTHLY REPORTING GUIDELINES

2020		2021							
Country 1										
	November	December	January	February	March	April	May	June	July	August
Existing Accounts										
Lost Accounts										
New Accounts										
Total Accounts	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
Country 2										
	November	December	January	February	March	April	May	June	July	August
Existing Accounts										
Lost Accounts										
New Accounts										
Total Accounts	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
Country 3										
	November	December	January	February	March	April	May	June	July	August
Existing Accounts										
Lost Accounts										
New Accounts										
Total Accounts	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
Country 4										
	November	December	January	February	March	April	May	June	July	August
Existing Accounts										
Lost Accounts										
New Accounts										
Total Accounts	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**

fill in for prior month

* This list is non-exhaustive and may be updated by ZO from time to time.